EXHIBIT 24.1 - POWER OF ATTORNEY
      Know all by these presents, that the undersigned
hereby constitutes and appoints W. Ellis Jackson and
Charles R. Tutterow the undersigned's true and lawful attorneys-in-
fact to:
(1)  execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer and/or
director of JPS Industries, Inc. (the "Company"),
Forms 3, 4, and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and
the rules thereunder;
(2)  do and perform any and all acts for and on behalf of
the undersigned which may be necessary or
desirable to complete and execute any such Form
3, 4, or 5 and timely file such form with the
United States Securities and Exchange Commission
and any stock exchange or similar authority; and
(3)  take any other action of any type whatsoever in
connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of
benefit to, in the interests of, or legally
required by, the undersigned, it being understood
that the documents executed by such attorney-in-
fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and
shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-
fact's discretion.
     The undersigned hereby grants to each such attorney-
in-fact full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact, or
such attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted. The
undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company assuming,
any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.
     This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the undersigned's holdings
of and transactions in securities issued by the Company,
unless earlier revoked by the undersigned in a signed
writing delivered to the foregoing attorneys-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this _27th day of
_September_, 2002.
                        /s/ John M. Sullivan Jr.
                        Signature
                        John M. Sullivan Jr.
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